UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 12, 2005

NATIONAL BEEF PACKING COMPANY, LLC
(Exact Name of Registrant As Specified in Its Charter)

        Delaware                                      333-111407                              48-1129505
(State of incorporation)                (Commission File Number)                   (IRS Employer
                                                                                                                     Identification No.)

12200 North Ambassador Drive, Kansas City, MO 64163
(Address of Principal Executive Office and Zip Code)

Registrant's telephone number, including area code:  (800)449-2333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

            On January 12, 2005, the Company issued a press release announcing a conference call to discuss its first quarter results.  The press release is set forth in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.  The following exhibit is furnished pursuant to Item 7.01.

99.1    Press Release dated January 12, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     National Beef Packing Company, LLC

Date:  January 12, 2005

By:	/s/ Jay D. Nielsen
Chief Financial Officer